                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 5, 1999
                                                          -------------

                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                 000-19923          95-3758983
          ------------------------------------------------------
(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)           File Number)     Identification No)

                     One Mauchly, Irvine, California 92618
                     -------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 753-7864
                                                          --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4 AND 6 THROUGH 8 NOT APPLICABLE.

ITEM 5 OTHER EVENTS.

     Reference is made to the press release issued to the public by the registrant on April 5, 1999, the text of which is attached hereto as Exhibit 99.1 for a description of the events reported pursuant to this Form 8-K.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              STM WIRELESS, INC.


Date:  April 8, 1999              By: /s/ JOSEPH J. WALLACE
                                  -------------------------
                                  Joseph J. Wallace
                                  Vice President, Finance and Chief
                                  Financial Officer

                                 EXHIBIT INDEX

  EXHIBIT NO.       DESCRIPTION                                     PAGE NO.
  -----------       -----------                                     --------


  99.1              Press Release dated April 5, 1999

                              STM WIRELESS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousand, except per share data)
                                  (unaudited)

                                                        For the three months                  For the year
                                                           ended Dec. 31,                    ended Dec. 31,
                                                        1998             1997            1998             1997
                                                        ----             ----            ----             ----
Revenues:
     Products                                        $  11,145        $  6,604        $  39,355        $  49,824
     Services                                              497             511            2,667            2,324
                                                     ---------        --------        ---------        ---------
            Total revenues                              11,642           7,115           42,022           52,148
Cost of revenues:
     Products                                           11,519           5,865           32,010           37,084
     Services                                              975             316            2,948            1,315
                                                     ---------        --------        ---------        ---------
            Total cost of revenues                      12,494           6,181           34,958           38,399

Gross profit                                              (852)            934            7,064           13,749

Operating costs and other operating items:
     Selling, general & administrative expenses          3,827           3,596           12,746            9,589
     Research & development                              1,543           2,063            8,102            6,387
     Loss (Gain) on sale of assets                          -               -            (9,950)              -
     Move and relocation charges                            -               -               980               -
                                                     ---------        --------        ---------        ---------
            Total                                        5,370           5,659           11,878           15,976

Operating income                                        (6,222)         (4,725)          (4,814)          (2,227)

     Other income (expense)                                 (6)             93               13               42
     Interest income                                       325             186              979              684
     Interest expense                                     (377)           (270)          (1,476)            (982)
                                                     ---------        --------        ---------        ---------

Income before income taxes and minority interest        (6,280)         (4,716)          (5,298)          (2,483)

     Income tax expense                                 (3,377)            616           (3,698)             306
                                                     ---------        --------        ---------        ---------
Income before minority interest                         (9,657)         (4,100)          (8,996)          (2,177)
     Minority interest                                    (150)            (28)            (410)             126
                                                     ---------        --------        ---------        ---------
Net income                                           $  (9,807)       $ (4,128)       $  (9,406)       $  (2,051)
                                                     =========        ========        =========        =========

Net income per common share:
     Basic                                           $   (1.39)       $  (0.64)       $   (1.36)       $   (0.32)
     -----                                           =========        ========        =========        =========
     Diluted                                         $   (1.39)       $  (0.64)       $   (1.36)       $   (0.32)
     -------                                         =========        ========        =========        =========

Common shares used in computing per share:
     Basic                                               7,042           6,433            6,936            6,384
     -----
     Diluted                                             7,042           6,433            6,936            6,384
     -------

                               STM WIRELESS, INC
                          CONSOLIDATED BALANCE SHEETS
                                (in thousands)

                                    ASSETS
                                                                    December 31,     December 31,
                                                                        1998             1997
                                                                        ----             ----
                                                                    (unaudited)
Current assets:
      Cash and cash equivalents                                        $ 11,540         $  4,095
      Short-term investments                                              2,806            4,527
      Accounts receivable, net                                           17,016           10,937
      Inventories, net                                                   13,108           11,211
      Current portion of long-term receivables                              702              592
      Deferred income taxes                                                   -            3,132
                                                                       --------         --------
             Total current assets                                        45,172           34,494

Property & equipment, net                                                11,056           17,025
Long-term receivables                                                       788            1,462
Other assets                                                              6,185            1,436
                                                                       --------         --------
                                                                       $ 63,201         $ 54,417
                                                                       ========         ========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Short-term borrowings                                            $ 10,650         $  7,900
      Current portion of long-term debt                                     384              328
      Accounts payable                                                    9,582           11,442
      Accrued liabilities                                                 7,254            2,139
      Customer deposits                                                   1,606              130
      Deferred Revenue                                                      306              155
      Income taxes payable                                                1,000              425
                                                                       --------         --------
             Total current liabilities                                   30,782           22,519
Long-term debt                                                            4,306            4,577
Redeemable minority interest                                              6,355              259
Stockholders' equity:
      Preferred stock, $0.001 par value; 5,000,000 shares
        authorized, none issued or outstanding                                -                -
      Common stock, $0.001 par value; 20,000,000 shares authorized;
        issued and outstanding 7,042,204 shares at December 31,
        1998 and 6,448,164 shares at December 31, 1997                        7                6
      Additional paid in capital                                         38,138           34,039
      Accumulated deficit                                               (16,387)          (6,983)
      Other comprehensive income                                              -                -
                                                                       --------         --------
             Total stockholders' equity                                  21,758           27,062
                                                                       --------         --------
                                                                       $ 63,201         $ 54,417
                                                                       ========         ========